VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET
VESSELS AND EQUIPMENT, NET

(in thousands of $)	2019	2018
Cost	1,867,873	1,955,880
Accumulated depreciation	(463,168)	(396,168)
Vessels and equipment, net	1,404,705	1,559,712

In the year ended December 31, 2019, the 5,800 TEU container vessels MSC Margarita and MSC Vidhi, previously recorded as operating lease assets, were reclassified as sales-type leases. The reclassification occurred as a result of amendments to the existing charter contracts. The cost and accumulated depreciation of the container vessels reclassified from vessels and equipment to investment in direct financing leases were $40.3 million and $13.0 million. (Refer to Note 16: Investment in sales-type leases, direct financing leases and leaseback assets).

In the year ended December 31, 2019, the Company capitalized costs of $9.7 million related to EGCS and BWTS. Advances paid in respect of vessel upgrades in relation to EGCS and BWTS were included within "other long-term assets", until such time as the equipment was installed on the vessels, at which point the amounts were transferred to "Vessels and equipment, net".

No vessel disposals took place in the year ended December 31, 2019. In the year ended December 31, 2018 the Company disposed of one container vessel, SFL Avon, with a net carrying value of $12.3 million (Refer to Note 8: Gain on sale of assets and termination of charters). In addition, the Company sold a wholly owned subsidiary which owned one jack-up drilling rig, Soehanah with a net carrying value of $76.9 million in the year ended December 31, 2018 (Refer Note 9: Gain on sale of subsidiaries and disposal groups).

Total depreciation expense for vessels and equipment was $80.3 million for the year ended December 31, 2019 (2018: $99.6 million; 2017: $88.2 million).

In the year ended December 31, 2019, an impairment charge of $55.5 million was recorded against the carrying value of four offshore support vessels Sea Pike, Sea Halibut, Sea Cheetah and Sea Jaguar and two feeder size container vessels Asian Ace and Green Ace (2018: $25.4 million in respect of Sea Pike, Sea Halibut, Sea Cheetah and Sea Jaguar; 2017: $0.0 million).

At December 31, 2019, the Company owned five offshore support vessels which were chartered on a long-term bareboat charter to Deep Sea Supply Shipowning II AS (the “Solstad Charterer”), an indirect wholly owned subsidiary of Solship Invest 3 AS (“Solship”) which is in turn a wholly owned subsidiary of Solstad Offshore ASA (“Solstad”). Four of these vessels were accounted for as operating leases within Vessels and Equipment, net, and the other one was accounted for as a direct financing lease (Refer to Note 16: Investment in direct financing, sales-type and leaseback assets). In 2018, the Company entered into a restructuring agreement with subsidiaries of Solstad, whereby the Company would receive 50% of the agreed charter hire for two of the offshore support vessels. All other contracted charter hire income earned from fixed assets and direct financing lease assets was to be deferred until the end of 2019. In April 2019, Solship announced that a Standstill Agreement had been entered into with, amongst others, the Company whereby 100% of charter hire for vessels on charter to Solship was to be deferred. Solship announced that the Standstill Agreement had been extended until March 31, 2020, subject to agreed milestones being met throughout the suspension period. During the year ended December 31, 2019, all the vessels were impaired as described above and in Note 16 and subsequent to year end the charters were terminated (See Note 28: Subsequent Events).

Acquisitions, disposals and impairments in respect of vessels accounted for as sales-type leases, direct financing leases, leaseback assets and vessels under finance leases are discussed in Note 16: Investment in sales-type leases, direct financing leases and leaseback assets and Note 14: Vessels under finance lease, net.